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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 14, 2004


                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                     0-21352                        31-1177192
---------------            ---------------------                ----------
(STATE OR OTHER            (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 20, 2004, Applied Innovation Inc. (the "Company") issued a press release regarding its financial results for the third quarter ended September 30, 2004. A copy of the Company's press release is furnished as
Exhibit 99.1 to this Form 8-K and is incorporated into this Item 2.02 of Form 8-K by reference.

         The information in Item 2.02 of this Form 8-K, including Exhibit 99.1 hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         On October 14, 2004, Applied Innovation Inc. (the "Company") enacted a restructuring event to streamline costs and enhance profitability. Sixteen employees throughout the organization were affected. As a result of this action, the Company expects to incur a pre-tax charge in the fourth quarter of 2004 totaling approximately $390,000, comprised of severance and other fringe benefits that will be paid out in cash in the fourth quarter of 2004 and in the first two quarters of 2005.



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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                        Description

                99.1 Press Release, dated October 20, 2004, entitled "Applied Innovation Reports Third Quarter 2004 Financial Results"





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       APPLIED INNOVATION INC.


Date:  October 20, 2004                By: /s/ Andrew J. Dosch
                                           ------------------------
                                           Andrew J. Dosch, Vice President,
                                           Chief Financial Officer and Treasurer




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                                  EXHIBIT INDEX

    Exhibit No.                           Description

      99.1 Press Release, dated October 20, 2004, entitled "Applied Innovation Reports Third Quarter 2004 Financial Results"